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                                                                   Exhibit 10.13

[THIS AGREEMENT HAS BEEN TERMINATED.]

                              CONSULTING AGREEMENT

                                     BETWEEN
                              AEROSONIC CORPORATION
                                       AND
                                 DANIEL GARWACKI

AEROSONIC CORPORATION and Daniel Garwacki desire to enter into a Consulting Agreement on the terms and conditions herein contained:

                                    Article 1
                         Identification and Definitions

The following definitions shall apply wherever their respective terms are used in this Agreement, except where the context clearly requires otherwise.

                                      1.01
                                     Company

The term "Company" shall mean AEROSONIC CORPORATION, a Delaware Corporation.

                                      1.02
                                   Consultant

The term "Consultant" shall mean Daniel Garwacki, an individual residing in Pinellas County, Florida.

                                    Article 2
                                   Consulting

                                      2.01
                               Consulting Contract

The Company hereby retains Consultant, and Consultant hereby accepts the duties of a Consultant to the Company under the terms and upon the conditions provided in this Agreement.

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                                    Article 3
                                      Term
                                      3.01
                                  Primary Term

The Primary Term of this Agreement shall be for a period of one (1) year commencing on December 4, 2002, and ending on December 4, 2003.

                                      3.02
                                   Termination

Irrespective of the Primary Term of this Agreement or any extension thereof, this Agreement may be terminated at any time by Company with or without cause at the sole discretion of Company. Notice of termination by Company shall be given in writing to Consultant. In the event of termination of this Agreement, any right of Consultant to earn benefits shall cease as of the date of such termination,

                                    Article 4
                                  Compensation

Company agrees to pay Consultant at an hourly rate of $75.00 per hour for services rendered. Services will be contracted and defined by individual purchase orders. Each purchase order will be based on an estimate provided by the Consultant prior to beginning any work. Estimate shall include brief description of work and time for completion. Payment terms shall be payable upon completion of project unless otherwise agreed and described in the purchase order. Should on-site work be required facilities will be assigned for consultant's use.

                                      4.01
                                  Trade Secrets

Consultant recognizes that the trade secrets of Company now in existence or to come into existence during the life of this Agreement, including, but not limited to, such methods of operation, programs, systems, proposals, customer lists, distributor lists, and other financial or customer data, including, but not limited to, confidential information of customers or clients of Company transmitted to Company, and the protection of same, all are of great value to Company, and their unauthorized usage or unauthorized disclosure would do irreparable and immeasurable harm to Company. Consultant, therefore, agrees not to make any usage or disclosure of any of the foregoing items without the specific written consent of Company.

The phrase "Confidential Information" as used in this Agreement means information disclosed to Consultant or known by Consultant as a consequence of or through his consultation with Company not generally known in the industry or business in which Company is, or may become engaged, about Company's services, products, records,

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technical knowledge, holdings, development, accounting, marketing, or selling methods.

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                                    Article 4
                                      4.02
                         Care and Ownership of Property

Consultant agrees to be responsible for all properties delivered to Consultant by Company or acquired or developed by Consultant during the course of consultation by Company. All drawings, plans, programs, systems, proposals, invoices, customer lists, and other financial or customer data or material provided to Company by an customer of Company, and all other papers and tangible things are, and shall remain the exclusive property of Company, and none of the same shall be copies or in any way reproduced or removed from the premises of Company, except in the ordinary course of business of Company, and Consultant agrees not to sell, lend, deliver, or otherwise exhibit or disclose any of the foregoing or the contents, thereof, to anyone who is not an employee of Company, except in the ordinary and authorized course of business of Company.

                                      4.03
                                     Default

In the event either party fails to comply with the provisions of this Agreement, the other party may specifically enforce the agreements herein contained and may pursue his remedies for damages at law. All remedies of the parties, including those not set forth in this Agreement, but provided by law, shall be cumulative; and the exercise of one or more of such remedies shall not exclude the exercise of the other remedy.

                                      4.04
                                     Waiver

Any waiver by any party, expressed or implied, of any breach of any term, covenant, or condition of this Agreement shall not be deemed a waiver of that term, covenant, or condition for any subsequent breach of the same, or for any breach of any other term, covenant or condition. Failure of the party to declare any default upon the occurrence, thereof, or any delay by any party in taking action with respect thereto shall not waive any such default.

                                      4.05
                                  Severability

It is further stipulated, understood, and agreed that in the event that any covenant, condition or other portion of this Agreement be declared invalid by a court of competent jurisdiction and not binding upon the parties hereto, such declaration shall in no way affect the validity of the other and remaining portions herein.

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                                      4.06
                                 Applicable Law

This Agreement shall be governed and construed in accordance with the laws of the State of Florida.

                                      4.07
                                     Notices

Any notices to Consultant or Company shall be deemed given if delivered personally or mailed by certified mail (air mail, wherever appropriate), addressed as set forth below, unless such party shall have given the other written notice of another address:

If to Consultant: Daniel Garwacki

If to Company:    AEROSONIC CORPORATION
                  1212 North Hercules
                  Clearwater, FL 33518

                                      4.08
                                Entire Agreement

This Agreement constitutes the entire agreement between the parties and shall not be amended or modified, except by written agreement signed by both parties.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto this the 4th day of December, 2002.

                                            COMPANY:

                                            AEROSONIC CORPORATION


                                            BY /s/ Mark Perkins
                                               ---------------------------------
                                               Mark Perkins
                                               Executive Vice President


                                            CONSULTANT:


                                               /s/ Daniel Garwacki
                                               ---------------------------------
                                               Daniel Garwacki